                                                                  EXHIBIT 10(x)

         On March 14, 2005, American Technical Ceramics Corp. (the "Company")
was notified that General Electric Capital Corporation ("GE Capital") approved an increase to the Company's line of credit by $2,000,000, to an aggregate of
$6,000,000. The line of credit will expire on September 11, 2005, subject to renewal for an additional six months upon a satisfactory review by GE Capital of the Company's updated financial information.